UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 27, 2017

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 30, 2017 (the “Initial Form 8-K”), on October 27, 2017, the transactions contemplated by the Agreement and Plan of Merger, dated as of May 23, 2017, by and among Sonus Networks, Inc., a Delaware corporation (formerly Sonus, Inc. and referred to herein as “Sonus”), Ribbon Communications Inc., a Delaware corporation (formerly Sonus Networks, Inc. and, prior to that, Solstice Sapphire Investments, Inc., and referred to herein as the “Company”), Solstice Sapphire, Inc., a Delaware corporation, Green Sapphire Investments LLC, a Delaware limited liability company, Green Sapphire LLC, a Delaware limited liability, GENBAND Holdings Company, a Cayman Islands exempted company limited by shares (“GENBAND”), GENBAND Inc., a Delaware corporation, and GENBAND II, Inc., a Delaware corporation, were consummated (such transactions are referred to herein as the “Mergers”).  Subsequently, on November 28, 2017, the Company (at the time, named Sonus Networks, Inc.) changed its name to “Ribbon Communications Inc.”

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Initial Form 8-K regarding the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(1)         The GENBAND audited consolidated financial statements, including GENBAND’s consolidated balance sheets as of December 31, 2016 and 2015; consolidated statements of operations for the years ended December 31, 2016, 2015 and 2014; consolidated statements of comprehensive loss for the years ended December 31, 2016, 2015 and 2014; consolidated statements of changes in convertible preferred stock and stockholders’ deficit for the years ended December 31, 2016, 2015 and 2014; consolidated statements of cash flows for the years ended December 31, 2016, 2015 and 2014; and notes thereto, were included in the Amendment No. 3 to the Company’s Registration Statement on Form S-4, filed with the SEC on September 20, 2017 (File No. 333-219008) (the “Registration Statement”).

(2)         The GENBAND unaudited condensed consolidated financial statements, including GENBAND’s consolidated balance sheets as of June 30, 2017 and December 31, 2016, consolidated statements of operations for the three and six months ended June 30, 2017 and 2016, consolidated statements of comprehensive loss for the three and six months ended June 30, 2017 and 2016, consolidated statements of changes in convertible preferred stock and stockholders’ deficit for the six months ended June 30, 2017 and 2016; consolidated statements of cash flows for the six months ended June 30, 2017 and 2016; and notes thereto, were included in the Registration Statement.

(b) Pro Forma Financial Information

(1)         The unaudited pro forma condensed combined balance sheet as of June 30, 2017 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016 of Sonus and GENBAND giving effect to the Mergers were included in the Registration Statement.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1+*

Agreement and Plan of Merger, dated as of May 23, 2017, between Sonus Networks, Inc., Solstice Sapphire Investments, Inc., Solstice Sapphire, Inc., Green Sapphire Investments LLC, Green Sapphire LLC, GENBAND Holdings Company, GENBAND Inc. and GENBAND II, Inc. (incorporated by reference to Exhibit 2.1 to Amendment No. 3 to the Company’s Registration Statement on Form S-4 filed with the SEC on September 20, 2017 (File No. 333-219008)).

3.1+

Restated Certificate of Incorporation of the Company (Pre-Mergers) (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K dated October 27, 2017, filed with the SEC on October 30, 2017).

3.2+

Restated Certificate of Incorporation of the Company (Post-Mergers) (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K dated October 27, 2017, filed with the SEC on October 30, 2017).

3.3+	Amended and Restated By-Laws of the Company (incorporated by reference to Exhibit 3.3 of the Company’s Current Report on Form 8-K dated October 27, 2017, filed with the SEC on October 30, 2017).
99.1+

Principal Stockholders Agreement, dated as of October 27, 2017, among the Company, Heritage PE (OEP) II, L.P. and Heritage PE (OEP) III, L.P. (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated October 27, 2017, filed with the SEC on October 30, 2017).

99.2+

Registration Rights Agreement, dated as of October 27, 2017, among the Company, Heritage PE (OEP) II, L.P. and Heritage PE (OEP) III, L.P. (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K dated October 27, 2017, filed with the SEC on October 30, 2017).

99.3+	Promissory Note issued on October 27, 2017 (incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K dated October 27, 2017, filed with the SEC on October 30, 2017).

*  Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally a copy of any omitted schedule and/or exhibit upon request.

+  Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2017	RIBBON COMMUNICATIONS INC.

	By:	/s/ Matthew Thaler
Matthew Thaler
General Counsel and Secretary